Exhibit 99.1
INNOVIVE Pharmaceuticals (OTCBB:IVPH) Corporate Overview

Forward Looking Statement This material contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These include statements concerning plans, objectives, goals, strategies, future events or performance and all other statements which are other than statements of historical fact, including without limitation, statements containing words such as "believes," "anticipates," "expects," "estimates," "projects," "will," "may," "might" and words of a similar nature. Such statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among other things, there can be no assurances that any of INNOVIVE's development efforts relating to its product candidates will be successful. Other risks that may affect forward-looking information contained in this presentation include the risk that the results of clinical trials may not support INNOVIVE's claims, the possibility of being unable to obtain regulatory approval of INNOVIVE's product candidates, INNOVIVE's reliance on third party researchers to develop its product candidates and its lack of experience in developing pharmaceutical products. These and other risks are discussed in INNOVIVE'S Registration Statement on Form 10 and its periodic reports filed with the SEC. The forward-looking statements contained herein represent the judgment of INNOVIVE as of the date this material was drafted. INNOVIVE disclaims, however, any intent or obligation to update any forward-looking statements.

INNOVIVE Background Management with deep oncology development and commercialization experience Robust non-overlapping clinical stage oncology portfolio INNO-406: Bcr-Abl/Lyn dual tyrosine kinase inhibitor for CML Tamibarotene: A highly potent synthetic retinoic acid with application in APL INNO-206: Doxorubicin prodrug with potential application in a variety of cancers including SCLC, breast cancer and NHL INNO-305: Multi-peptide immunotherapy with potential application in leukemia, lung and breast cancers Speed to market strategy with first product approval anticipated in 2008 INNO-406 approval anticipated in H208 Plan to commercialize products ourselves in US; partner ex-US Achievable due to focused prescriber base

Management Steven Kelly, President and CEO Previous experience: Amgen ('87-'96), IDEC Pharmaceuticals ('96-'02); Sanofi- Synthelabo ('02-'04) Leadership roles in the commercialization of Epogen(r), Rituxan(r) and Eloxatin(tm) M.B.A. - Cornell University; B.S. General Science - University of Oregon Eric Poma, Ph.D., Vice President, Business Development Previous experience: Imclone Systems ('01-'05) M.B.A. - NYU; Ph.D. Microbiology and Immunology - UNC; B.S. Biology - UNC Adam Craig, M.D. Ph.D., Vice President and Chief Medical Officer Previous Experience: ILEX Oncology ('02-'03), Arqule ('03-'05) M.D. - Charing Cross and Westminster Medical School, University of London; Ph.D. in Molecular Medicine from University of Leeds, UK Greg Jester, Vice President and Chief Financial Officer Previous experience: Barr Pharmaceuticals ('95-'06) B.S. Business Administration - University of Richmond; CPA

Pipeline INNO-406 Third-line CML Second-line CML (vs. dasatinib) Tamibarotene Acute Promyelocytic Leukemia Maintenance APL INNO-206 Small Cell Lung Cancer Breast Cancer INNO-305 Acute Myelogenous Leukemia Phase I/II Pivotal Study FDA Review Sales Revenue

INNO-406 Bcr-Abl/Lyn Dual Tyrosine Kinase Inhibitor

INNOVIVE PHARMACEUTICALS

CML Market Overview

Frontline CML
Virtually all patients initiated on Gleevec

Newly diagnosed CML
- Nearly 100% patients initiated on Gleevec
- Patients maintained on Gleevec until intolerance or resistance

Gleevec Intolerant/Resistant
- 4-13% of annual treated pts.

Second line CML
Dasatinib now; Nilotinib, INNO-406 and SKI-606 soon

Up-regulation of other pathways
- ~25% of resistance

Bcr-Abl amplification
- ~25% of resistance

Bcr-Abl point mutations
- ~50% of resistance

Third line CML
Nothing now

Dasatinib/Nilotinib intolerant
- 30-35% of dasatinib treated pts
- 10-15% of nilotinib treated pts

T315 Mutations
- 5-20% of point mutations

February 2007 | 7

INNO-406: Overview INNO-406 is a rationally designed Bcr-Abl/Lyn dual tyrosine kinase inhibitor Unlike other competitors, it was specifically designed to overcome all three resistance mechanisms to Gleevec Biologic activity predicted to be seen at 200-400 mg dose levels In preliminary Phase I data presented at ASH 2006, evidence of efficacy was seen at 60 mg dose Hematologic, Cytogenetic and Molecular responses No severe adverse events seen to date Study is now in fifth dose cohort: 120 mg bid We believe INNO-406 possesses a superior therapeutic index versus competition in Gleevec resistant CML

Dasatinib INNO-406 Nilotinib INNO-406 Expected Product Profile Very Competitive Efficacy Side Effects Higher Higher Lower Lower Broad Src/Bcr-Abl inhibitor Highest Bcr/Abl inhibition Dose interruptions or reductions in 2/3 of patients 10% Grade 3 and 4 bleeding 20% Grade 2-4 fluid retention Accelerated approval June '06 Specifically designed to address all Gleevec resistance mechanisms High Bcr-Abl inhibition Addresses most point mutations Lyn kinase specificity No Grade 3-4 AEs to date Expected approval H2 '08 Modest improvement in Bcr-Abl inhibition vs. Gleevec Addresses most point mutations Activity limited to Bcr-Abl Potential cardiac toxicity Accelerated approval expected in May '07

INNOVIVE PHARMACEUTICALS

Other Selected CML Competitors in Development

Clinical Stage	Company	MOA	Stage
• SKI-606	Wyeth	Src/Bcr-Abl inhibitor	Phase II
• MK-0457 (VX-680)	Merck (Vertex)	Aurora kinase inhibitor	Phase II
• Ceflatonin®	ChemGenex	Alkaloid	Phase II/III
Pre-Clinical Stage	**Company**	**MOA**	**Est. IND Filing**
• SGX (lead TBD)	SGX Pharma.	Bcr-Abl inhibitor	H207
• AP24534	Ariad	Bcr-Abl inhibitor	H207

February 2007 | 10

INNOVIVE PHARMACEUTICALS

INNO-406: Development Plan

Phase I

Gleevec-resistant CML

Safe dose level

~50 patients

B.i.d. oral dosing

2-4 sites (US + EU)

Start Q306 /

9 month study

Phase II Registration Study

Therapy intolerant CML (Third line)

Single arm study

60-100 patients (pending FDA meeting)

Endpoint: 3 month Hem and Cyto response

Start Q2'07 / 9 month study

NDA

Accelerated

Filing

H1'08

Phase III Registration Study

Gleevec-resistant CML (Second line)

Two arm study: INNO-406 vs. Dasatinib

240 Chronic phase patients

Endpoint: Improvement in AE profile,

Retention of benefit efficacy

Start Q2'07 / 15 month study

sNDA

Filing

Q4'08

February 2007 | 11

CML Therapeutics Market Growing Rapidly Source: BioPharm Insight (2/12/07)

CML Therapeutics Market Growing Rapidly Source: BioPharm Insight (2/12/07)

Tamibarotene: Overview Acute Promyelocytic Leukemia (APL) is a subset of Acute Myeloid Leukemia US Incidence of 1,500 patients Retinoid therapy is the cornerstone treatment of APL ATRA (All-Trans Retinoic Acid) is used in induction and maintenance setting however resistance is common Arsenic Trioxide is recommended 2nd line treatment No 3rd-line treatment option available for patients Tamibarotene is a synthetic retinoid Ten-fold higher potency than ATRA Increased plasma levels due to low affinity to CRABP (cellular retinoic acid binding protein) Doesn't bind RAR-? which may improve side effect profile including retinoic acid (RA) syndrome Approved in Japan in June 2005

Tamibarotene: Clinical Data Preliminary study in APL patients (n=24) 24 patients who had relapsed after CR from ATRA 14 patients (58%) achieved a CR Adverse events described as milder then ATRA Phase II study in APL patients (n=41) 3 of 5 untreated patients had a CR (60%) 18 of 23 1st-line ATRA failures had a CR (81%) and 1 pt (5%) had a PR 2 of 8 ATRA (25%) resistant patients had a response Phase III study ongoing ATRA vs. Tamibarotene in maintenance setting Trial being conducted by Japanese Adult Leukemia Group

INNOVIVE PHARMACEUTICALS

APL Therapeutics Comparison

	Tamibarotene	Arsenic Trioxide	ATRA
MOA	• Differentiation (10X vs. ATRA) • Reduced affinity for CRABP	• Cytotoxic	• Differentiation
Efficacy	• CR ~70% in 2nd-line • Activity in ATRA failures	• CR ~70% in 2nd-line • Activity in ATRA failures	• CR ~70% in 1st-line
Adverse events	• Retinoic acid syndrome (7%)	• QTc prolongation • Risk of sudden death	• Retinoic acid syndrome (up to 25%)
Administration	• Daily oral	• Daily 1-2 hr. IV (up to 60 doses)	• Daily oral

February 2007 | 16

Q4'08 US NDA Pivotal Phase II Study ATRA/AsO3 Refractory APL Single arm study 40-50 patients Endpoint: RR Start Q2'07 / 15 month study Tamibarotene: Development Plan Late Phase II Study Frontline/Refractory APL Single arm study 41 patients (5 frontline) Endpoint: RR Complete (Japan) Early Phase II Study Refractory APL Single arm study 24 patients Endpoint: RR Complete (Japan) Japanese Approval June 2005 JNDA Safety data

Tamibarotene: Commercial Projections Peak year sales estimates in refractory setting are $10-$20M Refractory APL indication Priced comparable to arsenic trioxide Also assumes modest replacement of ATRA into other lines of therapy Peak estimates could be higher if tamibarotene replaces arsenic trioxide or ATRA Could displace arsenic trioxide in 2nd-line setting Frontline + Maintenance market is 6 to 8 times larger than the refractory market Source: Internal revenue models

INNO-206 Doxorubicin Prodrug (DOXO-EMCH)

INNO-206: Overview Doxorubicin is a widely used antineoplastic agent with good efficacy in a wide number of tumor types Over 11% of all cancer patients in the US are treated with doxorubicin However doxorubicin is associated with significant adverse events Myelosuppression, GI toxicity, mucositis, stomatitis, cumulative cardiotoxicity INNO-206 (DOXO-EMCH) was designed to improve the toxicity profile over native doxorubicin and allow increased dosing DOXO - native doxorubicin EMCH - Acid sensitive linker that binds albumin upon administration

INNO-206: Mechanism of Action INNO-206 INNO-206/ALBUMIN COMPLEX PREFERENTIALLY ACCUMULATES IN SITE OF TUMORS DOXO EMCH SERUM ALBUMIN UPON ADMINISTRATION, INNO-206 FINDS AND BINDS CIRCULATING SERUM ALBUMIN ACID SENSITIVE LINKER IS CLEAVED AT TUMOR SITE, RELEASING FREE DOXORUBICIN DOXORUBICIN WITHIN THE INNO- 206/ALBUMIN COMPLEX IS INACTIVE

INNO-206: Clinical Data Phase I study conducted by KTB 41 patients treated (31 had prior chemotherapy) Cohorts of 3-6 patients at 20, 40, 80, 135, 150, 180, 200, 260, and 340 mg/m2 Dose findings DLT occurred at 340 mg/m2; recommended ph II dose is 200-260 mg/m2 61% of patients received cumulative doses >540mg/m2; 15% >2,440mg/m2 Reported adverse events DLTs of grade 3 mucositis and grade 4 neutropenic fever seen in 2/6 patients at 340 mg/m2 No acute cardiac toxicity observed Reported efficacy results 35 patients evaluable Significant tumor regressions seen at doses of 180-340 mg/m2 1 CR in refractory SCLC (PR on due diligence), 1 PR in a liposarcoma and 1 PR in breast cancer 20 pts with SD 12 pts with PD

INNOVIVE PHARMACEUTICALS

INNO-206: Development Plan

Phase II Study

2nd line Small Cell Lung

Single arm study

40 patients

Endpoint: Response rate

Start Q1'07 / 9 month study

→

Phase III Registration Study

2nd Line Small Cell Lung

20 sites → INNO-206 (n=105)

20 sites → Topotecan (n=105)

Endpoint: PFS

Start Q4'07 / 16 month study

→

NDA

Q1'09

If no cumulative cardiotoxicity seen in P II SCLC study

→

Phase II Study

Metastatic Breast

Combination with Herceptin

Single arm study

40 patients

Endpoint: Cardiotoxicity

Start Q1'08 / 12 month study

→

Registration Study TBD

February 2007 | 23

Potential Platform Approach to Drug Delivery Licensed use of acid sensitive linker technology for any anthracycline Also have right of first refusal for use with any cytotoxic Several cytotoxics coming off patent in the next few years Irinotecan (2006 sales estimates of $950 MM globally) Gemcitabine (2006 sales estimates of $1,428 MM globally) Docetaxel (2006 sales estimates of $2,275 MM globally) Currently exploring feasibility of using linker technology for these products Source: BioPharm Insight (2/12/07)

INNO-305 WT1 Peptide Immunotherapy

INNO-305: Overview Peptide immunotherapy with a validated target: WT1 AML known to be immune responsive Activity already demonstrated with analogous products 66% immune response; 57% durable clinical response in AML Short development path with indication of AML patients in first CR 12 month PFS endpoint Off the shelf approach addressing most immune haplotypes Four synthetic and natural peptides for CD8 and CD4 response Inexpensive to produce

Single study filing H2'09 NDA AML, NSCLC, mesothelioma Fixed dose 24 patients Biweekly dose Site - MSKCC 12 months Phase II Phase III Phase I INNO-305: Development Plan AML in complete remission (CR) 40 sites INNO-305 (n=30) Best supportive care (n=30) INNO-305 (n=120) Best supportive care (n=120) Interim analysis Endpoints: WT-1 molecular marker Leukemia free survival Endpoint: PFS 12 mo. or Overall Survival

Financials

Selected Financial Information Financing History Seed capital (Convertible debt) $5.45 MM 6/05 Convertible debt offering $2.25 MM 6/06 Series A $13.52 MM Total capital raised $21.22 MM Balance Sheet (9/30/06) Cash/cash equivalents $7.55 MM Debt NA Equity Shares outstanding 9.15 MM Fully diluted 10.40 MM Preferred shares NA Market capitalization (2/12/07 close) Share price $3.85 Market capitalization $35.2 MM Market cap. (fully diluted) $40.0 MM

Summary Proven management team with track record of success in developing and commercializing oncology drugs Products with excellent commercial potential Non-overlapping portfolio Development plans that emphasize speed to market, actionable study endpoints, and cost effective use of resources Retention of commercial rights and value through approval The potential to provide significant and rapid value growth to existing and future shareholders